Exhibit (10)(l)(j)
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                       SOUTH JERSEY INDUSTRIES, INC.
            1997 Stock Option and Stock Appreciation Rights Plan


1.      Purpose Of Plan

        The purpose of the Plan is to assist the Company in retaining the employment of valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to aid in obtaining the services of individuals whos e employment would be helpful to the Company and would contribute to its success.

2.      Definitions

        (a)     "Board" means the board of directors of the Parent Company.

        (b)     "Code" means the Internal Revenue Code of 1986, as amended.

        (c)     "Committee" means the committee described in Paragraph 5.

        (d) "Company" means South Jersey Industries, Inc. and each of its Subsidiary Companies.

        (e) Date of Grant" means the date on which an Option or SAR is granted.

        (f) "Fair Market Value" means on any given date the mean between the highest and lowest prices of actual sales of Shares on the principal national securities exchange on which the Shares are listed on such date or, if there are no such sales on such date, the mean between the closing bid and asked prices of the Shares on such exchange on such date.

        (g) "Holder" means a person to whom an SAR has been granted under the Plan, which SAR has not been exercised and has not expired or terminated.

        (h) "Incentive Stock Option" means an Option granted under the Plan, designated by the Committee at the time of such grant as an Incentive Stock Option and containing the terms specified herein for Incentive Stock Options.

        (i) "Non-Qualified Option" means an Option granted under the Plan, designated by the Committee at the time of such grant as a Non-Qualified Option and containing the terms specified herein for Non-Qualified Options.

        (j) "Option" means any stock option granted under the Plan and described either in Paragraph 3(a) or 3(b).

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        (k)     "Optionee" means a person to whom an Option has been
                granted under the Plan, which Option has not been exercised and has not expired or terminated.

        (l)     "Parent Company" means South Jersey Industries, Inc.

        (m) "SAR" means a stock appreciation right granted under the Plan and described in Paragraph 3(c).

        (n) "Share" or "Shares" means a share or shares of Common Stock of the Parent Company.

        (o) "Subsidiary Companies" means all corporations that, at the time in question, are subsidiary corporations of the Parent Company within the meaning of section 425(f) of the Code.

        (p) "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or within the meaning of the attribution rules contained in section 425(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations, as defined respectively in sections 425(e) and (f) of the Code.

        (q) "Value" of an SAR means the excess of the Fair Market Value of a Share on the date of exercise of such SAR over the Fair Market Value of a Share on the Date of Grant of such SAR.

3.      Rights To Be Granted

        Rights that may be granted under the Plan are:

        (a) Incentive Stock Options, which give the Optionee the right for a specified time period to purchase a specified number of Shares for a price not less than their Fair Market Value on the Date of Grant;

        (b) Non-Qualified Options, which give the Optionee the right for a specified time period to purchase a specified number of Shares for a price determined by the Committee on the Date of Grant; and

        (c) SARs, which give the Holder the right for a specified time period, without payment to the Company, to receive the Value of such SARS, to be paid in cash or Shares or a combination of cash and Shares, the number and amount of which shall be determined pursuant to Paragraph 8(e) below.

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4.      Stock Subject To Plan

        Not more than 266,777 Shares in the aggregate may be delivered pursuant to the Plan upon exercise of Options or SARs. The Shares so delivered may, at the option of the Company, be either treasury Shares or Shares originally issued for such p urpose. If an Option or an SAR covering Shares terminates or expires without having been exercised in whole or in part, other Options or SARs may be granted covering the Shares as to which the Option or SAR was not exercised.

5.      Administration Of Plan

        The Plan shall be administered by a committee of the Board, which may be a standing committee of the Board and which shall be composed of not less than three directors of the Parent Company, appointed by the Board, none of whom shall be eligi ble (or shall have been eligible within one year prior to the date of his or her appointment) to be granted Options or SARs under the Plan or to be selected as a participant under any other discretionary plan of the Company or any of its affiliates e ntitling him or her to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

6.      Grant of Rights

        The Committee may grant Options or SARs or both to eligible employees of the Company.

7.      Eligibility

        (a) Eligible employees to whom Options and SARs may be granted shall be officers and other key employees of the Company, including employees who are also directors. Directors who are not employees of the Company shall not be eligible.

        (b) An Incentive Stock Option shall not be granted to a Ten Percent Shareholder except on such terms concerning the option price and period of exercise as are provided in Paragraphs 8(a) and 8(f) with respect to such a person. A Non-Qualified Option shall not be granted to a Ten Percent Shareholder.

8.      Option and SAR Agreements and Terms

        All Options and SARs shall be granted within ten years from January 23, 1997 and be evidenced by Option agreements or SAR agreements which shall be executed on behalf of the Parent Company and by the respective Optionees or Holders. The term s of each such agreement shall be determined from time to time by the Committee, consistent, however, with the following:

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        (a)     Option Price.  The option price per Share shall be
                determined by the Committee but, in the case of Incentive Stock Option, shall not be less than 100% of the Fair Market Value of such Share on the Date of Grant. With respect to any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per Share shall not be less than 110% of the Fair Market Value of such Share on the Date of Grant.

        (b) Restrictions on Transferability. No Option or SAR shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee or Holder, shall be exercisable only by him or her. Upon the death of an Optionee or Holder, the person to whom the rights shall have passed by will or by the laws of descent and distribution may exercise any Options or SARs only in accordance with the provisions of Paragraph 8(f).

        (c) Payment Upon Exercise of Options. Full payment for Shares purchased upon the exercise of an Option shall be made in cash or, at the election of the Optionee and as the Committee may, in its sole discretion, approve, either (1) by surrendering Shares with an aggregate Fair Market Value equal to the aggregate option price, (2) by delivering such combination of Shares and cash as the Committee may, in its sole discretion, approve or (3) at the election of the Optionee, and if the C ommittee, in its sole discretion approves, by surrendering the Option in exchange for issuance of a number of shares equal to the difference between the exercise price of the Option and the Fair Market Value of the Shares subject to the Option.

        (d) Issuance of Certificates Upon Exercise of Options; Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon payment of the option price, a certificate for the number of whole Shares and a check for the Fair Market Value on the date of exercise of any fractional Share to which the Optionee is entitled shall be delivered to such Optionee by the Parent Company, provided, however, that in the ca se of the exercise of a Non-Qualified Option, the Optionee has remitted to his employer an amount, determined by such employer, necessary to satisfy applicable federal, state or local tax-withholding requirements, or made other arrangements with his or her employer for the satisfaction of such tax-withholding requirements. The Parent Company shall not be obligated to deliver any certificates for Shares until such Shares have been listed (or authorized for listing upon official notice of issuanc e) upon each stock exchange upon which outstanding Shares of such class at the time are listed nor until there has been compliance with such laws or regulations as the Parent Company may deem applicable. The Parent Company shall use its best efforts to effect such listing and compliance.

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        (e)     Issuance of Certificates Upon Exercise of SARS; Payment of
                Cash. Upon exercise of an SAR, its Value shall be payable in cash, Shares, or in such combination of cash and Shares as is selected by the Holder and approved by the Committee in its sole discretion. Any Shares due upon exercise of an SAR shall be delivered to the Holder by the Parent Company and any payment of cash shall be made by the employer of the Holder. The employer of the Holder shall deduct from the amount of any cash so payable an amount necessary to satisfy applicable federal, state, or local tax-withholding requirements. If no cash is payable (or if the amount of cash payable is insufficient to satisfy applicable tax-withholding requirements), no Shar es shall be delivered by the Parent Company to the Holder until the Holder remits to his or her employer an amount, determined by such employer, necessary to satisfy applicable federal, state, or local tax-withholding requirements or makes other arra ngements for the satisfaction of such tax-withholding requirements. The Parent Company shall not be obligated to deliver any certificates for Shares until such Shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange upon which outstanding Shares of such class at the time are listed nor until there has been compliance with such laws or regulations as the Parent Company may deem applicable. The Parent Company shall use its best efforts to eff ect such listing and compliance.

        (f) Periods of Exercise Of Options and SARs. An Option or SAR shall be exercisable in whole or in part at such time as may be determined by the Committee and stated in the Option or SAR agreement, provided, however, that, unless otherwise determined by the Committee, no Option or SAR shall be exercisable before one year or after five years from the Date of Grant in the case of an Option or SAR granted to a Ten Percent Shareholder, or before one year or after ten years from the Date of Grant in all other cases, except as provided below:

                (i) In the event that an Optionee or Holder ceases to be employed by the Company for any reason other than retirement, disability or death, any Option or SAR held by such Optionee or Holder shall not be exercisable after the date the Optionee or Holder ceases to be employed by the Company unless otherwise determined by the Committee and set forth in the Option or SAR agreement or a written amendment thereto; provided, however, that in no event shall an Option or SAR be exerci sable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases;

                (ii) If an Optionee or Holder ceases to be employed by the Company, and if such cessation of employment is due to the disability (as determined by the Committee) or the retirement of the Optionee or Holder, he or she shall have the right to exercise his or her Options or SARs until the last day of the sixth month following cessation of employment, or such longer period as the Committee may

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                        determine and set out in writing, even if the date
                        of exercise is within any time period prescribed by the Plan prior to which such Option or SAR shall not be exercisable; provided, however, that in no event shall an Option or SAR be exercisable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after te n years from the Date of Grant in all other cases;

                (iii) In the event that an Optionee or Holder ceases to be employed by the Company by reason of his or her death, any Incentive Stock Option, Non-Qualified Option or SAR held by such Optionee or Holder shall be exercisable, the pers on to whom the rights of the Optionee shall be passed by will or by the laws of descent and distribution until the last day of the twelfth month folowing the date of the Optionee's or Holder's death, or such longer period as the Committee may determi ne and set out in writing, even if the date of exercise is within any time period prescribed by the Plan prior to which such Option or SAR shall not be exercisable; provided, however, that in no event shall an Option or SAR be exercisable after five years from the Date of Grant in the case of a Ten Percent Shareholder or after ten years from the Date of Grant in all other cases.

        (g) Date of Exercise. The date of exercise of an Option or SAR shall be the date on which written notice of exercise, addressed to the Parent Company at its main office to the attention of its Secretary, is hand delivered, telecopied or mailed, first class postage prepaid; provided, however, that the Parent Company shall not be obligated to deliver any certificates for Shares pursuant to the exercise of an Option or SAR until the Optionee shall have made payment in full of the optio n price for such Shares. Each such exercise shall be irrevocable when given. Each notice of exercise must (i) specify the Incentive Stock Option, Non-Qualified Option, SAR, or combination thereof, being exercised; (ii) must, in the case of the exer cise of an Option, include a statement of preference (which shall not be binding on the Committee) as to the manner in which payment to the Parent Company shall be made (Shares or cash or a combination of Shares and cash); and (iii) must, in the case of the exercise of an SAR, include a statement of preference (which shall not be binding on the Committee) as to the manner in which payment to the Holder shall be made (Shares or cash or a combination of Shares and cash).

        (h) Termination of Employment. For purposes of the Plan, a transfer of an employee between two employers, each of which is a Company, shall not be deemed a termination of employment.

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        (i)     Multiple Grants of Incentive Stock Options, Non-Qualified
                Options and SARs. The grant, exercise, termination or expiration of any Incentive Stock Option, Non-Qualified Option or SAR shall have no effect upon any other Incentive Stock Option, Non-Qualified Option or SAR held by the same Optionee or Holder; provided, however, that the Committee may, in its sole discretion, provide in the Option agreement or SAR agreement that the exercise of a certain number of SARs is conditioned upon the exercise of a certain number of Options or provide that an SAR shall otherwise be attached to Options granted under the Plan. All SARs which are attached to Options shall be subject to the following terms:

                        (A) such SAR shall expire no later than the Option to which it is attached,

                        (B) such SAR shall be for an amount no more than the excess of the Fair Market Value of the Shares subject to the attached Option on the date such SAR is exercised over the option price of such Option,

                        (C) such SAR shall be subject to the same restrictions on transferability as the Option to which it is attached,

                        (D) such SAR shall be exercisable only when the Option to which it is attached is eligible to be exercised,

                        (E) such SAR shall be exercisable only when the Fair Market Value of the Shares subject to the attached Option exceeds the option price of such Option, and

                        (F) such SAR shall expire upon the exercise of the Option to which it is attached.

        Upon exercise of an SAR which is attached to an Option, the Option to which the SAR is attached shall expire.

9.      Limitation on Grant of Incentive Stock Options

        The aggregate Fair Market Value (determined as of the time options are granted) of the shares for which any employee may be granted incentive stock options that first become exercisable in any one calendar year under the Plan and any other pl an of his employer corporation and its parent and subsidiary corporations, as defined respectively in sections 425(e) and (f) of the Code, shall not exceed $100,000.

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10.     Rights As Shareholders

        Neither an Optionee nor a Holder shall have any right as a shareholder with respect to any Shares subject to his or her Options or SARs until the date of the issuance of a stock certificate to him or her for such Shares.

11.     Changes in Capitalization

        In the event of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights, or other similar corporate change, the Board shall make full anti-dilution adjustments in the aggregate number of Shares that may b e covered by Options issued pursuant to the Plan, the aggregate number of SARs that may be granted, the number of Shares subject to, and the option price of, each then-outstanding Option, the number of then-outstanding SARs and the Fair Market Value of Shares upon which the Value of such SARs is based.

12.     Mergers, Dispositions and Certain Other Transactions

        If, during the term of any Option or SAR, the Parent Company or any of the Subsidiary Companies shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganizatio n or a liquidation or partial liquidation of the Parent Company, the Parent Company may choose to take no action with regard to the Options or SARs outstanding or, notwithstanding any other provision of the Plan, to take any of the following courses of action:

        (a) Not less than 15 days or more than 60 days prior to any such transaction, all Optionees and Holders shall be notified that their Options and SARs shall expire on the 15th day after the date of such notice, in which event all Optionees and Holders shall have the right to exercise all of their Options and SARs prior to such new expiration date; or

        (b) The Parent Company shall provide in any agreement with respect to any such merger, consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant options and stock appreciation rights to the Optionees and Holders to acquire shares, or stock appreciation rights in shares in such corporation with respect to which the excess of the fair market value of the shares of such corporation immediately after the consummation of such merger, consolidat ion, combination or acquisition over the option price, or the value of such stock appreciation rights, shall not be greater than the excess of the Fair Market Value of the Shares over the option price of Options (or, in the case of an SAR, the Value of such SAR), immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

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        (c)     The Parent Company shall take such other action as the
                Board shall determine to be reasonable under the circumstances in order to permit Optionees and Holders to realize the value of rights granted to them under the Plan.

13.     Plan Not To Affect Employment

        Neither the Plan nor any Option or SAR shall confer upon any employee of the Company any right to continue in the employment of the Company.

14.     Interpretation

        The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options granted under the Plan shall constitute incentive stock opt ions within the meaning of section 422A of the Code, that the Non-Qualified Options shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code and that the Plan shall qualify for the exemption availab le under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

15.     Amendments

        The Plan may be amended by the Board, but any amendment that increases the aggregate number of Shares that may be issued pursuant to the Plan upon exercise of Options or SARs (otherwise than pursuant to Paragraph
11), that changes the class of eligible employees, or that otherwise requires the approval of the shareholders of the Parent Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission, shall require the approval of the holders of such portion of the shares of the capital s tock of the Parent Company present and entitled to vote on such amendment as is required by applicable state law and the terms of the Parent Company's Articles of Incorporation, as then in effect, to make the amendment effective. No outstanding Opti on or SAR shall be affected by any such amendment without the written consent of the Optionee, Holder or other person then entitled to exercise such Option or SAR.

16.     Securities Laws

        The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

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17.     Effective Date and Term of Plan

        The Plan shall become effective on the date on which the Plan is adopted by the Board, and shall expire no later than 10 years from Board adoption, unless sooner terminated by the Board. The Board shall submit the Plan to the shareholders of the Parent Company for their approval within 12 months of the grant of any Option intended to be an Incentive Stock Option. Any Incentive Stock Option granted before the approval of the Plan by the Parent Company's shareholders shall be expressly co nditioned upon, and shall not be exercisable until, such approval.

18.     General

        Each Option or SAR shall be evidenced by a written instrument containing such terms and conditions not inconsistent with the Plan as the Committee may determine. The issuance of Shares on the exercise of an Option or SAR shall be subject to all of the applicable requirements of the New Jersey Business Corporation Act and other applicable laws, including federal or state securities laws, and all Shares issued under the Plan shall be subject to the terms and restrictions contained in the Articles of Incorporation of the Parent Company, as amended from time to time. Among other things, the Optionee or Holder may be required to deliver an investment representation to the Company in connection with any exercise of such Option or SAR or to agree to refrain from selling or otherwise disposing of the Shares required for a specified period of time or on specified terms.





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